                                                                    EXHIBIT 99.2

                                                        FOR IMMEDIATE RELEASE
                                                        ------------------------
                                                        Friday, February 6, 2003
                                                        7:30 AM CST


                  BELO'S MONTHLY REVENUE AND STATISTICAL REPORT
                                  DECEMBER 2003

         DALLAS -- Belo Corp. (NYSE: BLC) issued today its statistical report for the month of December. Newspaper Group revenue decreased 0.8% percent in December while Television Group revenue increased 2.1 percent. December 2003 included one less Sunday than December 2002. Adjusting for one less Sunday, Newspaper Group total revenue would have increased approximately 5.1 percent with an increase in advertising revenue of about 5.9 percent.

DECEMBER NEWSPAPER LINAGE

         At The Dallas Morning News, total revenue decreased 1.4 percent in December with a 2.9 percent decrease in advertising revenues. Adjusting for one less Sunday, total revenue increased 5.2 percent. On a reported basis, retail full-run ROP revenue decreased 7.0 percent with the most significant decreases in the apparel, entertainment, and department stores categories. Retail full-run ROP volume decreased 6.2 percent. Also on a reported basis, general full-run ROP revenue increased 20.3 percent with significant increases in the financial and travel categories. General full-run ROP volume increased 14.1 percent. Classified revenue decreased 13.7 percent on a reported basis versus last year with a 9.3 percent decrease in volume. Help wanted volumes were down about three percent in December on a comparable basis, including an adjustment for one less Sunday. On a reported basis, classified employment, automotive and real estate revenues were down 23.5 percent, 16.8 percent and 3.2 percent, respectively.

         At The Providence Journal, total full-run advertising linage, including preprints and supplements, increased 13.9 percent, and total full-run ROP linage increased 3.6 percent. Retail and classified volumes, including preprints, were up 16.2 and 8.6 percent, respectively. General volumes, including preprints, were down 8.9 percent.

                                     -more-

BELO MONTHLY REVENUE AND
STATISTICAL REPORT DECEMBER 2003
PAGE TWO

ABOUT BELO

         Belo is one of the nation's largest media companies with a diversified group of market-leading television, newspaper, cable and interactive media assets. A Fortune 1000 company with approximately 7,800 employees and $1.4 billion in annual revenues, Belo operates news and information franchises in some of America's most dynamic markets and regions, including Texas, the Northwest, the Southwest, Rhode Island and the Mid-Atlantic region. Belo owns 19 television stations (six in the top 15 markets) reaching 13.8 percent of U.S. television households; owns or operates 10 cable news channels; and manages one television station through a local marketing agreement. Belo's daily newspapers include The Dallas Morning News, The Providence Journal, The Press-Enterprise (Riverside, CA) and the Denton Record-Chronicle (Denton, TX). Belo Interactive's new media businesses include more than 30 Web sites, several interactive alliances and a broad range of Internet-based products. For more information, contact Carey Hendrickson, vice president of investor relations, at 214-977-6606. Additional information, including earnings releases, is available online at www.belo.com.

         Statements in this communication concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses, capital expenditures, investments, commitments, or other financial or operating items and other statements that are not historical facts, are "forward-looking statements" as the term is defined under applicable Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements.

         Such risks, uncertainties and factors include, but are not limited to, changes in advertising demand, interest rates and newsprint prices; technological changes; development of Internet commerce; industry cycles; changes in pricing or other actions by competitors and suppliers; regulatory changes; the effects of Company acquisitions and dispositions; general economic conditions; and significant armed conflict, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10-K.

                                      BELO
                         MONTHLY REVENUE AND STATISTICS
                                  DECEMBER 2003

REVENUE:
(Dollars in thousands)

                                      DECEMBER                            YTD
                                   2003       2002      CHANGE       2003       2002     CHANGE
                                 --------   --------   --------    --------   --------   --------
Total Television Group Revenue     53,416     52,308        2.1%    646,665    657,538       -1.7%
Total Newspaper Group Revenue      65,613     66,164       -0.8%    745,941    733,631        1.7%

                             THE DALLAS MORNING NEWS


LINAGE:
(Measured in six-column SAU inches)

                                       DECEMBER                                   YTD
                                   2003         2002         CHANGE       2003         2002         CHANGE
                                 ----------   ----------   ----------   ----------   ----------   ----------
        Number of Sundays                 4            5           (1)          52           52           --

FULL RUN ROP
        Retail                       97,608      104,072         -6.2%     861,027      920,055         -6.4%
        General                      29,829       26,143         14.1%     286,592      273,178          4.9%
        Classified/Legal            113,468      125,159         -9.3%   1,505,307    1,587,183         -5.2%
                                 ----------   ----------                ----------   ----------
TOTAL                               240,905      255,374         -5.7%   2,652,926    2,780,416         -4.6%

FULL RUN PREPRINTS
        Retail                      142,306      213,890        -33.5%   1,250,266    1,755,402        -28.8%
        General                       8,138        8,641         -5.8%     170,899      115,598         47.8%
                                 ----------   ----------                ----------   ----------
TOTAL                               150,444      222,531        -32.4%   1,421,165    1,871,000        -24.0%

TOTAL FULL RUN:
ROP, PREPRINTS AND SUPPLEMENTS
        Retail                      242,059      319,881        -24.3%   2,138,491    2,709,579        -21.1%
        General                      38,041       35,157          8.2%     460,878      393,689         17.1%
        Classified/Legal            113,468      125,159         -9.3%   1,505,307    1,587,183         -5.2%
                                 ----------   ----------                ----------   ----------
TOTAL                               393,568      480,197        -18.0%   4,104,676    4,690,451        -12.5%

CIRCULATION (NOTE 1):

        SIX-MONTH PERIOD ENDED
              SEPTEMBER 30,
            2003         2002        CHANGE
         ----------   ----------   ----------
Daily       526,191      525,532          0.1%
Sunday      785,876      784,905          0.1%

Note 1: ABC FAS-FAX circulation figures are the average for the six months ending September 30, 2003.

Source:  Internal Records

                             THE PROVIDENCE JOURNAL

LINAGE:
(Measured in six-column SAU inches)

                                          DECEMBER                                     YTD
                                     2003          2002         CHANGE          2003          2002         CHANGE
    Number of Sundays                      4             5            (1)            52           52

FULL RUN ROP
    Retail                            75,889        73,420           3.4%       724,121       717,895           0.9%
    General                            4,798         5,854         -18.0%        47,406        47,576          -0.4%
    Classified/Legal                  30,442        28,027           8.6%       430,874       401,403           7.3%
                                  ----------    ----------                   ----------    ----------
TOTAL                                111,129       107,301           3.6%     1,202,401     1,166,874           3.0%

FULL RUN PREPRINTS
    Retail                           147,071       118,923          23.7%     1,128,526       823,898          37.0%
    General                            7,276         7,397          -1.6%       151,597       150,940           0.4%
                                  ----------    ----------                   ----------    ----------
TOTAL                                154,347       126,320          22.2%     1,280,123       974,838          31.3%

TOTAL FULL RUN:
ROP, PREPRINTS AND SUPPLEMENTS
    Retail                           223,649       192,490          16.2%     1,856,512     1,543,565          20.3%
    General                           12,074        13,251          -8.9%       199,131       199,065           0.0%
    Classified/Legal                  30,442        28,027           8.6%       430,874       401,403           7.3%
                                  ----------    ----------                   ----------    ----------
TOTAL                                266,165       233,768          13.9%     2,486,517     2,144,033          16.0%


CIRCULATION (NOTE 1):             SIX-MONTH PERIOD ENDED
                                       SEPTEMBER 30,
                                      2003        2002       CHANGE
Daily                               167,609     166,836       0.5%
Sunday                              236,096     234,681       0.6%


Note 1: ABC FAS-FAX circulation figures are the average for the six months ending September 30, 2003.

Source:  Internal Records